CDC Nvest logo


CDC NVEST BOND INCOME FUND


                                   PROSPECTUS
                                   May 1, 2003


                           CDC Nvest Bond Income Fund
                         Loomis, Sayles & Company, L.P.


[Loomis, Sayles & Company, L.P. logo]



The Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.


                                 CDC Nvest Funds
                399 Boylston Street, Boston, Massachusetts 02116
                                  800-225-5478
                              www.cdcnvestfunds.com


WHAT'S INSIDE

GOALS, STRATEGIES & RISKS......PAGE 1

FUND FEES & EXPENSES...........PAGE 4

MANAGEMENT TEAM................PAGE 6

FUND SERVICES..................PAGE 8

FINANCIAL PERFORMANCE..........PAGE 21

TABLE OF CONTENTS

GOALS, STRATEGIES & RISKS

CDC NVEST BOND INCOME FUND                                                   1

FUND FEES & EXPENSES

FUND FEES & EXPENSES                                                         4

MORE ABOUT RISK

MORE ABOUT RISK                                                              5

MANAGEMENT TEAM

MEET THE FUND'S INVESTMENT ADVISER AND SUBADVISER                            6
MEET THE FUND'S PORTFOLIO MANAGERS                                           7

FUND SERVICES

INVESTING IN THE FUND                                                        8
HOW SALES CHARGES ARE CALCULATED                                             9
WAYS TO REDUCE OR ELIMINATE SALES CHARGES                                    10
IT'S EASY TO OPEN AN ACCOUNT                                                 11
BUYING SHARES                                                                12
SELLING SHARES                                                               13
SELLING SHARES IN WRITING                                                    14
EXCHANGING SHARES                                                            15
RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES                        15
HOW FUND SHARES ARE PRICED                                                   16
DIVIDENDS AND DISTRIBUTIONS                                                  17
TAX CONSEQUENCES                                                             17
COMPENSATION TO SECURITIES DEALERS                                           18
ADDITIONAL INVESTOR SERVICES                                                 19

FINANCIAL PERFORMANCE
FINANCIAL PERFORMANCE                                                        21

GLOSSARY OF TERMS

GLOSSARY OF TERMS                                                            23

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

GOALS, STRATEGIES & RISKS

CDC NVEST BOND INCOME FUND



ADVISER:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
SUBADVISER:       Loomis, Sayles & Company, L.P. ("Loomis Sayles")
MANAGERS:         Peter W. Palfrey and Richard G. Raczkowski
CATEGORY:         Corporate Income


TICKER SYMBOL:    CLASS A        CLASS B           CLASS C
                   NEFRX          NERBX             NECRX


INVESTMENT GOAL

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

|X|      fixed charge coverage
|X|      the relationship between cash flows and debt service obligations
|X|      the experience and perceived strength of management
|X|      price responsiveness of the security to interest rate changes
|X|      earnings prospects
|X|      debt as a percentage of assets
|X|      borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

PRINCIPAL  INVESTMENT  RISKS

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

FOREIGN SECURITIES: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

MORTGAGE-RELATED SECURITIES: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

FOR ADDITIONAL INFORMATION SEE THE SECTION ENTITLED "MORE ABOUT RISK."

EVALUATING THE FUND'S PAST PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL RETURN
   1993         1994        1995        1996        1997        1998        1999        2000        2001       2002
  11.86%       -4.17%      20.77%      4.61%       11.05%      8.01%       -0.34%      7.39%       7.24%       2.84%
------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------

(DELTA)  Highest Quarterly Return: Second Quarter 1995, up 7.41%
         Lowest Quarterly Return: First Quarter 1994, down 3.32%



The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 ----------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE CLASS B  SINCE CLASS C
 (for the periods ended December 31,     PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS     INCEPTION      INCEPTION
 2002)                                                                                    (9/13/93)     (12/30/94)
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
 Class A - Return Before Taxes             -1.82%          4.02%            6.23%             --             --
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions*    -3.88%          1.34%            3.31%             --             --
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions     -1.16%          1.86%            3.51%             --             --
 & Sales of Fund Shares*
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
 Class B - Return Before Taxes             -2.75%          3.90%             --             5.12%            --
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
 Class C - Return Before Taxes              0.11%          3.99%             --                            6.43%
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond            10.25%          7.55%            7.51%           7.07%          8.61%
 Index**
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index**       10.53%          7.28%            7.86%           7.17%          8.90%
 ----------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes.

The returns of each Index and Average are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 11/7/73.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)
 -------------------------------------------------------------------------
                                  CLASS A       CLASS B       CLASS C
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Maximum sales charge (load)
      imposed on purchases (as     4.50%         None        1.00% (4)
      a percentage of offering
      price)(1)(2)
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Maximum deferred sales charge
      (load) (as a percentage
      of original purchase          (3)          5.00%         1.00%
      price or redemption
      proceeds, as
      applicable)(2)
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Redemption fees                   None*         None*         None*
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------


(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.


*Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

----------------------- ---------- ----------- ------------
                         CLASS A    CLASS B      CLASS C
----------------------- ---------- ----------- ------------
----------------------- ---------- ----------- ------------
Management fees           0.41%      0.41%        0.41%
----------------------- ---------- ----------- ------------
----------------------- ---------- ----------- ------------
Distribution and/or       0.25%      1.00%*      1.00%*
service (12b-1) fees**
----------------------- ---------- ----------- ------------
----------------------- ---------- ----------- ------------
Other expenses            0.52%      0.52%        0.52%
----------------------- ---------- ----------- ------------
----------------------- ---------- ----------- ------------
Total annual fund         1.18%      1.93%        1.93%
operating expenses
----------------------- ---------- ----------- ------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.


EXAMPLE


This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o        You invest $10,000 in the Fund for the time periods indicated;
o        Your investment has a 5% return each year;
o        The Fund's operating expenses remain the same; and
o        All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------
                 CLASS         CLASS           CLASS
                   A             B                C
-----------------------------------------------------------
-----------------------------------------------------------
                            (1)     (2)     (1)      (2)
-----------------------------------------------------------
-----------------------------------------------------------
1 year               $565    $696    $196     $394    $294
-----------------------------------------------------------
-----------------------------------------------------------
3 years              $808    $906    $606     $700    $700
-----------------------------------------------------------
-----------------------------------------------------------
5 years            $1,070  $1,242  $1,042   $1,131  $1,131
-----------------------------------------------------------
-----------------------------------------------------------
10 years**         $1,817  $2,059  $2,059   $2,331  $2,331
-----------------------------------------------------------


(1)    Assumes redemption at end of period.

(2)    Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.

**  Class B  shares  automatically  convert  to  Class A  shares  after 8 years;
therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

MORE ABOUT RISK
MORE ABOUT RISK

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

EMERGING MARKETS RISK The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


HIGH YIELD RISK The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.


INFORMATION RISK The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

LEVERAGE RISK The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative security for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

MANAGEMENT RISK The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

OPTIONS, FUTURES, SWAP CONTRACTS AND OTHER DERIVATIVES RISKS These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

POLITICAL RISK The risk of losses directly attributable to government or political actions.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

SMALL CAPITALIZATION COMPANIES RISK These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

VALUATION RISK The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

MANAGEMENT TEAM
MEET THE FUND'S INVESTMENT ADVISER AND SUBADVISER


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Bond Income Fund (the "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

ADVISER

CDC IXIS ADVISERS, located at 399 Boylston Street, Boston, Massachusetts
02116, serves as the adviser to the Fund. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Fund. It also provides general business management and administration to the Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Fund. The subadviser listed below makes the investment decisions for the Fund.

The combined advisory and subadvisory fees paid by the Fund during the fiscal year ended December 31, 2002, as a percentage of the Fund's average daily net assets, were 0.414%.

SUBADVISER

LOOMIS SAYLES, located at One Financial Center, Boston, Massachusetts
02111, serves as subadviser to the Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

SUBADVISORY AGREEMENTS

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

PORTFOLIO TRADES

In placing portfolio trades, the Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

MEET THE FUND'S PORTFOLIO MANAGERS


PETER W. PALFREY

Peter Palfrey has served as co-portfolio manager of the BOND INCOME FUND since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.


RICHARD G. RACZKOWSKI

Richard Raczkowski has served as a co-portfolio manager of the BOND INCOME FUND since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts, an M.B.A. from Northeastern University and has over 18 years of investment experience.

FUND SERVICES
INVESTING IN THE FUND

CHOOSING A SHARE CLASS

The Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS B SHARES

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o    You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

CLASS C SHARES

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o    You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

CERTIFICATES

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

FUND SERVICES
HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.


 --------------------------------------------------------------------------
                                       CLASS A SALES CHARGES
                         --------------------------------------------------
     YOUR INVESTMENT             AS A % OF              AS A % OF YOUR
                               OFFERING PRICE             INVESTMENT
                         --------------------------------------------------
 --------------------------------------------------------------------------
 Less than      $ 100,000          4.50%                     4.71%
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
 $ 100,000  -  $249,999            3.50%                     3.63%
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
 $ 250,000  -  $499,999            2.50%                     2.56%
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
 $ 500,000  -  $999,999            2.00%                     2.04%
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
 $1,000,000 or more*               0.00%                     0.00%
 --------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

CLASS B SHARES

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

-----------------------------------------------------------
        CLASS B CONTINGENT DEFERRED SALES CHARGES
-----------------------------------------------------------
-------------------------- --------------------------------
   YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
-------------------------- --------------------------------
-------------------------- --------------------------------
           1st                          5.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
           2nd                          4.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
           3rd                          3.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
           4th                          3.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
           5th                          2.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
           6th                          1.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
       thereafter                       0.00%
-------------------------- --------------------------------

CLASS C SHARES

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

-----------------------------------------------------------
        CLASS C CONTINGENT DEFERRED SALES CHARGES
-----------------------------------------------------------
-------------------------- --------------------------------
   YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
-------------------------- --------------------------------
-------------------------- --------------------------------
           1st                          1.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
          thereafter                    0.00%
-------------------------- --------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

HOW THE CDSC IS APPLIED TO YOUR SHARES

The CDSC is a sales  charge you pay when you redeem  certain  Fund  shares.  The
CDSC:

o    is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:

o    increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF THE MONEY MARKET FUNDS

If you exchange shares of the Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

FUND SERVICES
WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES

REDUCING SALES CHARGES

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o LETTER OF INTENT -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

CLASS A OR CLASS C SHARES

ELIMINATING SALES CHARGES AND CDSCS

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A or Class C shares of the Fund (WITHOUT PAYING A FRONT-END SALES CHARGE) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASSES A, B OR C SHARES

ELIMINATING THE CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o    to make payments through a systematic withdrawal plan; or

o    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

FUND SERVICES
IT'S EASY TO OPEN AN ACCOUNT

TO OPEN AN ACCOUNT WITH CDC NVEST FUNDS:

1.   Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

--------------------------------------------- ---------------------- ------------------------------------- --------------
              TYPE OF ACCOUNT                  MINIMUM TO OPEN AN      MINIMUM TO OPEN AN ACCOUNT USING     MINIMUM FOR
                                                                        INVESTMENT BUILDER OR PAYROLL        EXISTING
                                                     ACCOUNT                      DEDUCTION                  ACCOUNTS
--------------------------------------------- ---------------------- ------------------------------------- --------------
--------------------------------------------- ---------------------- ------------------------------------- --------------

Any account other than those listed below            $2,500                          $25                       $100
--------------------------------------------- ---------------------- ------------------------------------- --------------
--------------------------------------------- ---------------------- ------------------------------------- --------------

Accounts registered under the Uniform Gifts
to Minors Act ("UGMA") or the Uniform
Transfers to Minors Act ("UTMA")                     $2,500                          $25                       $100
--------------------------------------------- ---------------------- ------------------------------------- --------------
--------------------------------------------- ---------------------- ------------------------------------- --------------

Individual Retirement Accounts ("IRAs")               $500                           $25                       $100
--------------------------------------------- ---------------------- ------------------------------------- --------------
--------------------------------------------- ---------------------- ------------------------------------- --------------

Coverdell Education Savings Accounts                  $500                           $25                       $100
--------------------------------------------- ---------------------- ------------------------------------- --------------
--------------------------------------------- ---------------------- ------------------------------------- --------------

Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                 $250                           $25                       $100
--------------------------------------------- ---------------------- ------------------------------------- --------------
--------------------------------------------- ---------------------- ------------------------------------- --------------

Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                         $25                           N/A                        $25
--------------------------------------------- ---------------------- ------------------------------------- --------------

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT

Buying or selling shares is easy with the services described below:

CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

800-225-5478, PRESS 1

CDC NVEST FUNDS WEB SITE

WWW.CDCNVESTFUNDS.COM

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o    order duplicate account statements; and

o    obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.


FUND SERVICES
BUYING SHARES

                                                   OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
                                         |X|      Call your investment dealer for information about opening or adding to an account.

BY MAIL
                                         |X|      Make out a check in U.S.       |X|      Make out a check in U.S.
                                              dollars for the investment              dollars for the investment
                                              amount, payable to "CDC Nvest           amount, payable to "CDC Nvest
                                              Funds."  Third party checks and         Funds."  Third party checks and
                                              "starter" checks will not be            "starter" checks will not be
                                              accepted.                               accepted.
                                         |X|      Mail the check with your       |X|      Complete the investment
[envelope icon]                               completed application to CDC            slip from an account statement
                                              Nvest Funds, P.O. Box 219579,           or include a letter specifying
                                              Kansas City, MO 64121-9579.             the Fund name, your class of
                                                                                      shares, your account number and
                                                                                      the registered account
                                                                                      name(s).

BY EXCHANGE (SEE THE SECTION ENTITLED "EXCHANGING SHARES" FOR MORE DETAILS.)

                                         |X|      Obtain a current prospectus    |X|      Call your investment dealer
[exchange icon]                               for the Fund into which you are         or CDC Nvest Funds at
                                              exchanging by calling your              800-225-5478 or visit
                                              investment dealer or CDC Nvest          www.cdcnvestfunds.com to
                                              Funds at 800-225-5478.                  request an exchange.
                                         |X|      Call your investment dealer
                                              or CDC Nvest Funds or visit
                                              www.cdcnvestfunds.com to request
                                              an exchange.


BY WIRE
                                         |X|      Call CDC Nvest Funds at        |X|      Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an               to add shares to your account
                                              account number and wire transfer        by wire.  Instruct your bank to
                                              instructions.  Your bank may            transfer funds to State Street
                                              charge you for such a transfer.         Bank & Trust Company, ABA#
[wire icon]                                                                           011000028, and DDA # 99011538.
                                                                                 |X|      Specify the Fund name, your
                                                                                      class of shares, your account
                                                                                      number and the registered
                                                                                      account name(s).  Your bank may
                                                                                      charge you for such a transfer.

THROUGH AUTOMATED CLEARING HOUSE ("ACH")
                                         |X|      Ask your bank or credit        |X|      Call CDC Nvest Funds at
                                              union whether it is a member of         800-225-5478 or visit
[ACH icon]                                    the ACH system.                         www.cdcnvestfunds.com to add
                                         |X|      Complete the "Bank                  shares to your account through
                                              Information" section on your            ACH.
                                              account application.               |X|      If you have not signed up
                                         |X|      Mail your completed                 for the ACH system, please call
                                              application to CDC Nvest Funds,         CDC Nvest Funds or visit
                                              P.O. Box 219579, Kansas City, MO        www.cdcnvestfunds.com for a
                                              64121-9579.                             Service Options Form.


AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
                                         |X|      Indicate on your application   |X|      Please call CDC Nvest Funds
[builder icon]                                that you would like to begin an         at 800-225-5478 or visit
                                              automatic investment plan               www.cdcnvestfunds.com for a
                                              through Investment Builder and          Service Options Form.  A
                                              the amount of the monthly               signature guarantee may be
                                              investment ($25 minimum).               required to add this privilege.
                                         |X|      Include a check marked         |X|      See the section entitled
                                              "Void" or a deposit slip from           "Additional Investor Services."
                                              your bank account.


FUND SERVICES
SELLING SHARES
TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER

                    o Call your investment dealer for information.

BY MAIL

                    o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

[envelope icon]     o The  request  must be signed  by all of the  owners of the shares and must include the capacity in which they are signing, if appropriate.

                    o Mail your request by REGULAR mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by REGISTERED, EXPRESS or CERTIFIED mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

                    o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

BY EXCHANGE (SEE THE SECTION ENTITLED "EXCHANGING SHARES" FOR MORE DETAILS.)

                    o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

[exchange icon]     o Call CDC  Nvest  Funds or visit  www.cdcnvestfunds.com  to request an exchange.

BY WIRE

                    o Complete the "Bank Information" section on your account application.

[wire icon]         o  Call   CDC   Nvest   Funds  at   800-225-5478   or  visit
                    www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                    o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

THROUGH AUTOMATED CLEARING HOUSE

                    o Ask your bank or credit union whether it is a member of the ACH system.

                    o Complete the "Bank Information" section on your account application.

[ ACH icon]         o If you  have  not  signed  up for the ACH  system  on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.

                    o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                    o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY TELEPHONE

[telephone icon]    o Call CDC Nvest Funds at  800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

BY SYSTEMATIC WITHDRAWAL PLAN (SEE THE SECTION ENTITLED "ADDITIONAL INVESTOR SERVICES" FOR MORE DETAILS.)

                    o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.

[systematic icon]   o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o a financial representative or securities dealer;

o a federal savings bank, cooperative, or other type of bank;

o a savings and loan or other thrift institution;

o a credit union; or

o a securities exchange or clearing agency.


The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.


SELLER (ACCOUNT TYPE)                                       REQUIREMENTS FOR WRITTEN REQUESTS


QUALIFIED RETIREMENT BENEFIT PLANS (EXCEPT CDC NVEST        o        The request must include the signatures of all
FUNDS PROTOTYPE DOCUMENTS)                                       those authorized to sign, including title.
                                                            o        Signature guarantee, if applicable (see above).

INDIVIDUAL RETIREMENT ACCOUNTS                              o        Additional documentation and distribution forms
                                                                 may be required.


INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (MINOR    o        The request must include the signatures of all
ACCOUNTS)                                                        persons authorized to sign, including title, if
                                                                 applicable.
                                                            o        Signature guarantee, if applicable (see above).
                                                            o        Additional documentation may be required.

CORPORATE OR ASSOCIATION ACCOUNTS                           o        The request must include the signatures of all
                                                                 persons authorized to sign, including title.

OWNERS OR TRUSTEES OF TRUST ACCOUNTS                        o        The request must include the signatures of all
                                                                 trustees authorized to sign, including title.
                                                            o        If the names of the trustees are not registered
                                                                 on the account, please provide a copy of the trust
                                                                 document certified within the past 60 days.
                                                            o        Signature guarantee, if applicable (see above).

JOINT TENANCY WHOSE CO-TENANTS ARE DECEASED                 o        The request must include the signatures of all
                                                                 surviving tenants of the account.
                                                            o        Copy of the death certificate.
                                                            o        Signature guarantee if proceeds check is issued
                                                                 to other than the surviving tenants.
POWER OF ATTORNEY (POA)                                     o        The request must include the signatures of the
                                                                 attorney-in-fact, indicating such title.
                                                            o        A signature guarantee.
                                                            o        Certified copy of the POA document stating it is
                                                                 still in full force and effect, specifying the exact
                                                                 Fund and account number, and certified within 30
                                                                 days of receipt of instructions.*

EXECUTORS OF ESTATES, ADMINISTRATORS, GUARDIANS,            o        The request must include the signatures of all
CONSERVATORS                                                     those authorized to sign, including capacity.
                                                            o        A signature guarantee.
                                                            o        Certified copy of court document where signer
                                                                 derives authority, e.g., Letters of Administration,
                                                                 Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

FUND SERVICES
EXCHANGING SHARES

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

PURCHASE AND EXCHANGE RESTRICTIONS

Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS

The table below describes restrictions placed on selling shares of the Fund:



RESTRICTION                                                 SITUATION
The Fund may suspend the right of redemption or postpone    o        When the New York Stock Exchange (the
payment for more than 7 days:                                    "Exchange") is closed (other than a weekend/holiday)
                                                            o        During an emergency
                                                            o        Any other period permitted by the SEC
The Fund reserves the right to suspend account services     o        With a notice of a dispute between registered
or refuse transaction requests:                                  owners
                                                            o        With suspicion/evidence of a fraudulent act
The Fund may pay the redemption price in whole or in part   o        When it is detrimental for the Fund to make cash
by a distribution in kind of readily marketable                  payments as determined in the sole discretion of the
securities in lieu of cash or may take up to 7 days to           adviser or subadviser
pay a redemption request in order to raise capital:
The Fund may withhold redemption proceeds until the check   o        When redemptions are made within 10 calendar days
or funds have cleared:                                           of purchase by check or ACH of the shares being
                                                                 redeemed


If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

SMALL ACCOUNT POLICY The Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Fund expects to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

FUND SERVICES
HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

NET ASSET VALUE = TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:
--------------------------------------------------------------------------------

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."


Generally, Fund securities are valued as follows:

|X| EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

|X| DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

|X| SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

|X| SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.

|X| OPTIONS -- last sale price, or if not available, last offering price.

|X| FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

|X| ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

FUND SERVICES
DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund. o Receive all distributions in cash.

o For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at the time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussions above. The elimination of double taxation of corporate distributions and similar securities whicha re a part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

COMPENSATION TO SECURITIES DEALERS

As part of its business strategies, the Fund pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

FUND SERVICES

ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

AUTOMATIC EXCHANGE PLAN

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC NVEST FUNDS WEB SITE

Visit us at WWW.CDCNVESTFUNDS.COM to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

ELECTRONIC MAIL DELIVERY

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

FINANCIAL PERFORMANCE

The financial highlights table is intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.


                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ---------------------------------------
                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized        Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------    -------------
BOND INCOME FUND
     Class A
   12/31/2002                  $  11.59     $    0.63(b)   $   (0.32)     $   0.31      $   (0.62)     $     --        $  (0.62)
   12/31/2001(c)                  11.52          0.73           0.10          0.83          (0.76)           --           (0.76)
   12/31/2000                     11.51          0.78           0.03          0.81          (0.80)           --           (0.80)
   12/31/1999                     12.36          0.81          (0.86)        (0.05)         (0.79)        (0.01)          (0.80)
   12/31/1998                     12.39          0.81           0.15          0.96          (0.81)        (0.18)          (0.99)

     Class B
   12/31/2002                     11.59          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.51          0.64           0.10          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.51          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.36          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.39          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

     Class C
   12/31/2002                     11.60          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.52          0.65           0.09          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.52          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.37          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.40          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

GOVERNMENT SECURITIES FUND
     Class A
   12/31/2002                   $ 11.18     $    0.45(b)   $    1.01     $    1.46      $   (0.52)     $     --        $  (0.52)
   12/31/2001(c)                  11.18          0.50           0.05          0.55          (0.55)           --           (0.55)
   12/31/2000                     10.47          0.62           0.69          1.31          (0.60)           --           (0.60)
   12/31/1999                     11.90          0.67          (1.42)        (0.75)         (0.68)           --           (0.68)
   12/31/1998                     11.56          0.68           0.33          1.01          (0.67)           --           (0.67)

     Class B
   12/31/2002                     11.17          0.36(b)        1.02          1.38          (0.43)           --           (0.43)
   12/31/2001(c)                  11.18          0.42           0.03          0.45          (0.46)           --           (0.46)
   12/31/2000                     10.47          0.54           0.69          1.23          (0.52)           --           (0.52)
   12/31/1999                     11.90          0.59          (1.42)        (0.83)         (0.60)           --           (0.60)
   12/31/1998                     11.56          0.58           0.34          0.92          (0.58)           --           (0.58)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.




                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)           (%)            (%)          rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

$     11.28           2.8        $147,647            1.18           5.65            65
      11.59           7.2         173,836            1.09           6.26            84
      11.52           7.4         174,969            1.04           7.03            83
      11.51          (0.3)        213,769            0.97           6.87            63
      12.36           8.0         221,799            1.01           6.44            65

      11.28           2.1         141,188            1.93           4.90            65
      11.59           6.5         127,520            1.84           5.49            84
      11.51           6.5         100,353            1.79           6.28            83
      11.51          (1.1)         89,213            1.72           6.12            63
      12.36           7.2          64,240            1.76           5.69            65

      11.29           2.1           9,024            1.93           4.90            65
      11.60           6.5          11,470            1.84           5.52            84
      11.52           6.5          12,541            1.79           6.28            83
      11.52          (1.1)         14,872            1.72           6.12            63
      12.37           7.2           8,969            1.76           5.69            65



GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.

DURATION -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

INCOME DISTRIBUTIONS -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- Rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

MATURITY -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) PER SHARE -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

RULE 144A SECURITIES -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

TOTAL RETURN -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

If you would like more information about the Fund, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS -- Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- Provides more detailed information about the Fund and its investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

TO ORDER A FREE COPY OF THE FUND'S ANNUAL OR SEMIANNUAL REPORT OR ITS SAI, CONTACT YOUR FINANCIAL REPRESENTATIVE, OR THE FUND AT:

CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116

Telephone: 800-225-5478

Internet: www.cdcnvestfunds.com

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS:

In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the SEC's Internet site at: WWW.SEC.GOV. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.



                   (Investment Company Act File No. 811-4323)

            THE FOLLOWING INFORMATION IS NOT PART OF THE PROSPECTUS:



                    NOTICE OF PRIVACY POLICIES AND PRACTICES



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.



                          TYPES OF INFORMATION GATHERED

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               INFORMATION SHARED

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             POLICIES AND PRACTICES

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors.

(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.